UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of February 1, 2006, providing for the issuance of

ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Asset-Backed Pass-Through Certificates)

ACE SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-123741	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of CIFG Assurance North America, Inc. and the consolidated financial statements of CIFG Guaranty, prepared in accordance with U. S. generally accepted accounting principles, are hereby incorporated by reference in: (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-123741) of the Registrant; and (iii) the Prospectus Supplement relating to ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c) Exhibits
	Item 601(a) of Regulation S-K
Exhibit No.	Exhibit No.	Description
1	23	Consent of PricewaterhouseCoopers LLP, Independent Auditors of CIFG Assurance North America, Inc. and CIFG Guaranty

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

ACE SECURITIES CORP.

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Dated: February 24, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.	6